Osterweis Fund

Supplement dated December 1, 2017 to the
 Summary Prospectus dated July 5, 2017

At the request of Osterweis Capital Management, Inc. (the "Adviser"), the Board of Trustees of Professionally Managed Portfolios has approved a new expense cap and a lower management fee breakpoint for the Osterweis Fund (the "Fund"). The new expense cap and lower management fee breakpoint will be effective on January 1, 2018.

The following disclosure replaces the Fees and Expenses of the Fund section on page 1 of the Summary Prospectus as of January 1, 2018:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.15%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses(2)	1.18%
Fee Waiver and/or Expense Reduction	-0.20%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reduction(3)	0.98%

(1)	The management fees have been restated to reflect the current asset size of the Fund.
(2)
The Total Annual Fund Operating Expenses do not correlate to the Ratio of Expenses to Average Net Assets provided in the Financial Highlights section of the statutory Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)
Effective January 1, 2018, Osterweis Capital Management, Inc. (the "Adviser") has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reduction for the Fund to 0.95% of the Fund's average net assets (the "Expense Cap"). The Expense Cap is indefinite, but will remain in effect until at least December 31, 2018. The Agreement may be terminated at any time by the Board of Trustees upon 60 days' written notice to the Adviser, or by the Adviser with consent of the Board. The Adviser is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement. The investment advisory agreement has also been revised, effective January 1, 2018, to reduce the levels at which breakpoints will become effective. See the statutory prospectus for more information.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (taking into account the contractual Expense Cap for the first year only). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year: $100	3 Years: $355	5 Years: $630	10 Years: $1,414

Please retain this Supplement with the Summary Prospectus.